JULY 22, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SCHRODERS INTERNATIONAL multi-cap value FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH june 29, 2020

This Supplement contains new and additional information regarding Hartford Schroders International Multi-Cap Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective August 14, 2020, Michael O’Brien will no longer serve as a portfolio manager to the Hartford Schroders International Multi-Cap Value Fund (the “Fund”). Effective immediately, Daniel Woodbridge will be added as a portfolio manager to the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus.

(1) Effective immediately, under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Schroders International Multi-Cap Value Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Justin Abercrombie	Portfolio Manager	2006
Stephen Langford, CFA	Portfolio Manager	2006
David Philpotts	Portfolio Manager	2006
Daniel Woodbridge	Portfolio Manager	2020
Michael O’Brien*	Portfolio Manager	2008

* Effective August 14, 2020, Michael O’Brien will no longer serve as a portfolio manager to the Fund.

(2) Effective immediately, under the heading “The Investment Manager and Sub-Advisers – Portfolio Managers – International Multi-Cap Value Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:

Justin Abercrombie, Portfolio Manager and Head of Quantitative Equity Products (“QEP”) of Schroders, has served as portfolio manager of the Fund since 2006. He has been an employee of Schroders since 1996. Formerly, founding member of QEP. Mr. Abercrombie’s investment career commenced in 1993, at quantitative asset manager Pareto Partners, where he developed currency, bond and equity strategies. He holds a BSc in Business Economics from the University of Reading and an MSc (distinction) in Econometrics from London Metropolitan University.

Stephen Langford, CFA, Portfolio Manager and Co-Head of QEP Research, has served as portfolio manager of the Fund since 2011 and has been involved with research and portfolio management of the Fund since its inception in 2006. Mr. Langford joined Schroders in 2003. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

David Philpotts, Portfolio Manager and Head of QEP Strategy, has served as a portfolio manager of the Fund since 2018 and has been involved with research and portfolio management of the Fund since its inception in 2006. Mr. Philpotts joined Schroders in London in 1996 as an economist before moving to the QEP team in 1999 helping to build the team’s stock selection models. Mr. Philpotts left Schroders between 2001 and 2003 to run a hedge fund at Quaestor Investment Management. Mr. Philpotts re-joined Schroders in 2004 as Head of QEP Research. His investment career commenced at the Bank of England in 1990 as an Econometrician. Mr. Philpotts holds a BSc (first class) and an MSc (distinction) in Economics from the University of Warwick.

Daniel Woodbridge, Portfolio Manager, has served as a portfolio manager of the Fund since 2020. Mr. Woodbridge joined Schroders in February 2020 as a senior portfolio manager and member of the QEP management team. Prior to this, Mr. Woodbridge spent, in total, seven years with Marble Bar Asset Management as a Portfolio Manager and Head of Research and five years with CQS as a Portfolio Manager. Mr. Woodbridge’s investment career commenced in 2000 as an equity research analyst at UBS before moving to Morgan Stanley as a Vice President in equity sales in 2005. He holds a BA (Hons) in Modern History from Somerville College, Oxford University.

Michael O’Brien, Portfolio Manager, has served as portfolio manager of the Fund since 2016 and has been involved with research and portfolio management of the Fund since 2008. Mr. O’Brien joined Schroders in 2008. Prior to joining Schroders, he worked for the University of Queensland and the University of Sydney in a research and teaching position. He holds a PhD in Finance from the University of Queensland, a BComm (Hons) in Finance & Economics and a BSc in Biochemistry from the University of Sydney. Effective August 14, 2020, Michael O’Brien will no longer serve as a portfolio manager to the Fund.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7544	July 2020

july 22, 2020

SUPPLEMENT TO THE

HARTFORD SCHRODERS FUNDS COMBINED STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED FEBRUARY 28, 2020, as supplemented may 7, 2020

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGERS,” the following information is added under International Multi-Cap Value Fund:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
International Multi-Cap Value Fund
Daniel Woodbridge*
Other Registered Investment Companies	1	$270	0	$0
Other Pooled Investment Vehicles	24	$8,834	1	$66
Other Accounts	27	$9,563	8	$3,151

* Information as of June 30, 2020

2.	Under the heading “PORTFOLIO MANAGERS – COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS,” the information for International Multi-Cap Value Fund is deleted in its entirety and replaced with the following:

FUND	BENCHMARK
International Multi-Cap Value Fund	MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net)

3.	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS,” the following information is added:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Daniel Woodbridge*	International Multi-Cap Value Fund	None

* Mr. Woodbridge became a portfolio manager to the International Multi-Cap Value Fund effective July 22, 2020. The information for Mr. Woodbridge is as of June 30, 2020.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.